Exhibit 99.4
ISDA®
International Swap and Derivatives Association, Inc.

SCHEDULE
to the
Master Agreement

dated as of August 29, 2019

between

Santander Bank, N.A.	And	The Eastern Company
("Party A")		("Party B")

Part 1.  Termination Provisions.

In the Agreement:

(a)	"Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v),	None;
Section 5(a)(vi),	None;
Section 5(a)(vii),	None; and
Section 5(b)(v),	None;

and in relation to Party B for the purpose of:

Section 5(a)(v),	Credit Support Providers;
Section 5(a)(vi),	Credit Support Providers;
Section 5(a)(vii),	Credit Support Providers; and
Section 5(b)(v),	Credit Support Providers.

If a party or any Credit Support Provider of a party is a partnership, then for purposes of Section 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(v), "Specified Entity" also means each general partner of that partnership.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and to Party B.

"Specified Indebtedness" will have the meaning specified in Section 14 of this Agreement; provided, however, that indebtedness or obligations in respect of deposits received in the ordinary course of the banking business shall not constitute Specified Indebtedness.

"Threshold Amount" will mean

(i)	with respect to Party A, the greater of $100,000,000 or 3% of stockholders' equity of Party A as reflected on its most recent financial statements , and
 (ii)      with respect to Party B, $5,000,000

(d)	The "Credit Event Upon Merger" provisions of Section 5(b)(v) will apply to Party B.

(e)	The "Automatic Early Termination" provisions of Section 6(a) will not apply to Party A or to Party B.

(f)	"Termination Currency" will mean U.S. Dollars as per Section 14 of this Agreement.

(g)
Payments On Early Termination. If an Early Termination Date occurs for any reason, the amount, if any, payable in respect of that Early Termination Date (the "Early Termination Amount") will be determined pursuant to Section 6(e) and will be subject to Section 6(f). Party A will always be the Determining Party for the purpose of determining the Close-out Amount, notwithstanding any provision in Section 6(e) or 6(f).

(h)
Additional Termination Event. In addition to the Termination Events specified in Section 5(b), each of the following shall constitute an Additional Termination Event for which Party B shall be the sole Affected Party:

(i)	The Loan Agreement (as defined in Part 4(f) of this Schedule) is terminated or otherwise ceases to be in full force and effect.

(ii)	Party A for any reason ceases to be a Lender under and as defined in the Loan Agreement.

(iii)
Following execution of the Loan Agreement, the obligations of Party B pursuant to this Agreement whether now existing or incurred hereafter are (A) no longer obligations of Party B pari passu with Party B's obligations with respect to principal under the Loan Agreement or (B) Party B's obligations hereunder are no longer secured on a pari passu basis with Party B's obligations under the Loan Agreement.

(i)
Additional Event of Default.  The occurrence of a default, event of default or other similar condition or event (howsoever described) in respect of Party B or any Credit Support Provider of Party B under the Loan Agreement shall constitute an Event of Default hereunder in which case Party B will be the Defaulting Party.  If the obligations under the Loan Agreement are paid in full, the Loan Agreement is otherwise terminated or canceled, or Party A for any reason ceases to remain a Lender thereunder, for purposes of this provision, titled Additional Event of Default, the affirmative and negative covenants of the Loan Agreement, as they existed immediately prior to any such event (other than those requiring payments in respect of amounts owed under the Loan Agreement) shall remain in force and effect until the date on which all of Party B's obligations (whether absolute or contingent) under this Agreement are fully performed and this Agreement is terminated.

Part 2. Tax Representations.

(a)	Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B each makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)	Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B each makes the following representation:

It is a "U.S. person" (as that term is used in section 1.l441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

Part 3. Agreement to Deliver Documents.

For the purpose of Section 4(a) of this Agreement, each party agrees to deliver the following documents, as applicable:

Party required to deliver document	Form/Document Certificate	Date by which to be delivered	Covered by Section 3(d) Representation?
Party B
A certificate of an authorized officer for such party and any Credit Support Provider of such party certifying the authority, names and true signatures of the officers signing this Agreement, each Confirmation and any Credit Support Document, reasonably satisfactory in form and substance to Party A.
		Upon execution of this Agreement and as deemed necessary for any further documentation.	Yes
Party B
Certified copies of documents evidencing each action taken by Party B and any Credit Support Provider of such party to authorize its execution of this Agreement, each Confirmation, and any Credit Support Document referred to in Part 3 of this Schedule, and the performance of its obligations hereunder as well as its bylaws and articles of incorporation.
		Upon execution of this Agreement.	Yes
Party B	Annual financial statements prepared in the form required by the Loan Agreement.	As and when required under the Loan Agreement.	Yes
Party B	Quarterly financial statements prepared in the form required by the Loan Agreement.	As and when required under the Loan Agreement.	Yes
Party B	A written opinion of legal counsel to Party B and any Credit Support Provider for Party B reasonably satisfactory in form and substance to Party A.	Upon execution of this Agreement if requested and as deemed necessary.	No
Party B	Such other documents as Party A may reasonably request in connection with each transaction.	Promptly upon request.	Yes

Part 4. Miscellaneous.

(a)	Addresses for Notices. For the purpose of Section 12(a) of this Agreement:
Address for notices or communications to Party A:	Santander Bank, N.A. Middle Office 45 East 53rd Street New York, NY 10022 Telephone Number: 646-746-4794 Facsimile Number: 646- 746-4766 E-Mail: MiddleOffice_US@santander.us
Address for notices or communications to Party B:
The Eastern Company
112 Bridge Street, P.O. Box 460
Naugatuck, CT 06770

Telephone Number: (203) 729-2255 x-103
Facsimile Number: (203) 723-8653
E-Mail: nvlahos@easterncompany.com
Electronic Messaging System Details:
Specific Instructions:

(b) Process Agent. For the purpose of Section 13(c) of this Agreement

Party A appoints as its Process Agent: Not Applicable
Party B appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)	Multibranch Party. For the purpose of Section 10 of this Agreement, neither Party A nor Party B is a Multibranch Party.

(e)	Calculation Agent. The Calculation Agent is Party A.

(f)	"Credit Support Document"

Credit Support Document means, in relation to Party A: Not applicable.

Credit Support Document means, in relation to Party B:

(i) the Credit Agreement dated as of ___________, 2019 by and among Party A, the administrative agent and the lenders party thereto and Party B (collectively with any promissory notes executed in connection therewith), and as the same may be amended, supplemented, modified, renewed, replaced, consolidated, substituted or extended from time to time (the "Loan Agreement");

(ii) all mortgages, financing statements, pledges, security agreements and other documents, agreements and instruments previously or hereafter delivered by Party B, any Affiliate of Party B or any other person or entity in connection with the Loan Agreement, including but not limited to the Loan Documents (as defined in the Loan Agreement)

(iii) all guarantees of the obligations of Party B or any Credit Support Provider under this Agreement, the Loan Agreement or any other Loan Document.

(g) "Credit Support Default" is amended by adding at the end of Section 5(a)(iii):

"(4)  any default, event of default or other similar condition or event (however described) exists under any Credit Support Document beyond any applicable grace or cure period."

(h)	"Credit Support Provider" means each entity now or hereafter a party to a Credit Support Document.

(j)	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(k)	Netting of Payments. "Multiple Transaction Payment Netting" will apply for the purpose of Section 2(c) of this Agreement to all Transactions in each case starting from the date of this Agreement.

(l) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(m) Absence of Litigation. For the purpose of Section 3(c):

"Specified Entity" means in relation to Party A, None.
"Specified Entity" means in relation to Party B, each Credit Support Provider.

(n) No Agency. The provisions of Section 3(g) will apply to this Agreement.

(o)
Consent to Recording. Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(p)
Waiver of Jury Trial.  To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a party, or any Transaction.

(q)	Joint Party. If more than one entity or natural person is executing this Agreement as Party B, then

(i)	the obligations of the party B hereunder and under each Transaction shall be the joint and several obligations of each such entity or natural person,

(ii)
any Event of Default or Potential Event of Default occurring with respect to any such entity or natural person shall be an Event of Default or Potential Event of Default, respectively, with respect to party B,

(iii)
the death, release or discharge, in whole or in part, of any such entity or natural person, or the occurrence of any bankruptcy, liquidation, dissolution or any other event described in Section 5(a)(vii) with respect to any such entity or natural person, shall not discharge or affect the liabilities of any other such entity or natural person, shall not discharge or affect the liabilities of any other such entity or natural person;

(iv)
unless the context otherwise requires, each reference herein or in any Confirmation to "party" shall, as applied to Party B, be construed as a joint and several reference to each such entity or natural person; and

(v)	any person or entity receiving notices given to Party B, at the address shown above shall be deemed to receive such notices on behalf of each such entity or person.

(r)
Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.  The Parties hereto shall endeavor in good faith negotiations to replace the prohibited or unenforceable provisions with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

Part 5.  Other Provisions.

(a)
2006 ISDA Definitions.  The definitions and provisions contained in the 2006 ISDA Definitions (the "2006 Definitions") and the 1998 FX and Currency Option Definitions (the "FX Definitions") as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Agreement by reference.  For these purposes, all references in the 2006

Definitions to a "Swap Transaction" and all references in the FX Definitions to a "FX Transaction" or "Currency Option" shall be deemed to apply to each Transaction under this Agreement.  With respect to FX Transactions, in the event of any inconsistency between the 2006 Definitions and the FX Definitions, the FX Definitions will prevail.  Any definitions incorporated into a Confirmation shall prevail over the provisions of this Agreement, or the 2006 Definitions or the FX Definitions.
(b)
DF Supplements.  The terms and conditions set forth in the ISDA August 2012 DF Supplement published by ISDA (the "August DF Supplement") and in the ISDA November 2012 DF Supplement (the "November DF Supplement"), together with any other similar DF Supplements published from time to time by ISDA, are incorporated into this Agreement by reference, including, without limitation, the terms and conditions set forth on Schedules 1 through 6 of the August DF Supplement and Schedules 1 through 4 of the November 2012 DF Supplement.

(c)
Right of Set-off.  If any amount payable hereunder is not paid as and when due, the party ("Party X") obligated to make that payment hereby authorizes the other party ("Party Y") and each Affiliate of Party Y to proceed, to the fullest extent permitted by applicable law, without prior notice, by Right of Set-off, banker's lien, counterclaim or otherwise, against any assets of Party X that may at any time be in the possession of Party Y or that Affiliate, at any branch or office, to the full extent of all amounts payable to Party Y hereunder.

In addition, if a party would, but for this provision, have an obligation to pay the other party any amount calculated pursuant to Section 6(e) in connection with early termination which occurs on the ground of (i) a Termination Event in which that other party is the only Affected Party or (ii) an Event of Default with respect to that other party at a time when any amount is payable (whether at such time or in the future or upon the occurrence of a contingency) to that party or its Affiliate by that other party under any other agreement between them or any instrument or undertaking of that other party (each such amount, an "Other Obligation"), the party that, but for this provision would have an obligation to make a payment hereunder is authorized by that other party to Set-off that obligation hereunder against any Other Obligation, without prior notice. If an obligation is unascertained, the party exercising a Right of Set-off hereunder may in good faith estimate that obligation and set off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

If the party exercises a Right of Set-off hereunder, it shall give the other party notice of the amounts of the obligations hereunder and the Other Obligations reduced and discharged by the Set-off, as soon as practicable after the Set-off is effected.

Nothing in this provision, titled Right of Set-off, shall be effective to create a charge or other security interest.  This provision, titled Right of Set-off, shall be without prejudice and in addition to any Right of Setoff, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law or otherwise).

(d)
Confirmations.  For each Transaction Party A and Party B agree to enter into hereunder, Party A shall send to Party B a Confirmation setting forth the terms of such Transaction as soon as is technologically practicable but in any event within one Local Business Day after date such Transaction is executed.  Party B shall execute and return the Confirmation to Party A or request correction of any error within two Local Business Days of trade date.  Failure of Party B to respond within such period shall not affect the validity or enforceability of such Transaction and shall be deemed to be an affirmation of such terms.

(e)
Notice of Event of Default.  Each party agrees, upon learning of the occurrence of any event or commencement of any condition that constitutes an Event of Default or a Potential Event of Default with respect to itself, promptly to give the other party notice of such event or condition.  Failure to give notice within 30 days of learning of such event or condition shall constitute an Event of Default with respect to such party.

(f)	Change of Account. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:
"to another account in the same legal and tax jurisdiction as the original account,"

(g)
Consent to Transfer.  Section 7 of this Agreement is amended by deleting the word "and" at the end of paragraph (a); replacing the period at the end of  paragraph (b) with the phrase "; and"; and inserting the following paragraph:

"(c) Party A may transfer, without the consent of Party B (or any Credit Support Provider or Specified Entity of Party B), this Agreement and all or any portion of the Transactions under this Agreement in the event that any of Party B's obligation(s) to Party A under the Loan Agreement, are sold, transferred, or otherwise assigned by Party A to another party, in which case Party B (and each Credit Support Provider and Specified Entity of Party B) shall execute, or cause to be executed, such documents, instruments and agreements, including without limitation, amendments to this Agreement, as Party A shall deem necessary to effect the foregoing, including, but not limited to any release by Party B (or any Credit Support Provider or Specified Entity of Party B) of Party A's obligations under this Agreement."

(h)
Pari Passu Basis of Security for Obligations. All of the obligations of Party B (or any Credit Support Provider or Specified Entity of Party B) under this Agreement shall be secured (on a pari passu basis with Party B's obligations under the Loan Agreement) by all of the collateral now or hereafter provided to secure Party B's obligations under the Loan Agreement.  In furtherance of the foregoing, Party B hereby grants a security interest to Party A in all real or personal property of Party B now or hereafter securing Party B's obligations under the Loan Agreement.

(i)	Covenants of Loan Agreement.
(i) Party B shall provide Party A at all times hereunder with the same covenant protection as Party A requires of Party B under the Loan Agreement.  Therefore, in addition to the Cross Default provisions of this Agreement, Party B hereby agrees to perform, comply with and observe for the benefit of Party A hereunder all affirmative and negative covenants contained in the Loan Agreement applicable to Party B (excluding any obligation or promise to pay money under the Loan Agreement) at any time Party B has any obligation (whether absolute or contingent) under this Agreement.

(ii) For purposes of this provision, titled Covenants of the Loan Agreement: (A) the affirmative and negative covenants of the Loan Agreement applicable to Party B (together with related definitions and ancillary provisions, but in any event excluding any obligation or promise to pay money under the Loan Agreement) are incorporated (and upon execution of any future Credit Support Documents, shall automatically be incorporated) by reference herein (mutatis mutandis); (B) if other lenders or creditors are parties to the Loan Agreement then references therein to the lenders or creditors shall be deemed references to Party A; (C) for any such covenant applying only when any loan, other extension of credit, obligation or commitment under the Loan Agreement is outstanding, that covenant shall be deemed to apply hereunder at any time Party B has any obligation (whether absolute or contingent) under this Agreement; and (D) if the obligations under the Loan Agreement are paid in full, the Loan Agreement is otherwise terminated or canceled, or Party A for any reason ceases to remain a Lender thereunder, for purposes of this provision, titled Covenants of Loan Agreement, the affirmative and negative covenants of the Loan Agreement, as they existed immediately prior to any such event (other than those requiring payments in respect of amounts owed under the Loan Agreement) shall remain in force and effect until the date on which all of Party B's obligations (whether absolute or contingent) under this Agreement are fully performed and this Agreement is terminated.

(j)	Representations. The introductory clause of Section 3 of this Agreement is hereby amended to read in its entirety as follows:
"Each party makes each of the representations contained in Section 3 to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Sections 3(a) and 3(f), at all times until the termination of this Agreement), absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction. If any "Additional Representation" is specified in the Schedule or any Confirmation as applying, the party or parties specified for such Additional Representation will make and, if applicable, be deemed to repeat such Additional Representation at the time or times specified for such Additional Representation, absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction."

(k)	Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period:
"and, in the case of audited or unaudited financial statements, a fair presentation of the financial condition of the relevant party"

(l)
Additional Representations.  For purposes of Section 3 of this Agreement, the following shall be added, immediately following paragraph (g) thereof and the parties agree that each additional representation contained in this Part 5(l) shall be deemed repeated by the party making such representation on each date on which a Transaction is entered into:

(h)	This Agreement and each Transaction constitutes a "swap agreement" within the meaning of Commodity Futures Trading Commission ("CFTC") Regulations Section 35.1(b)(1).

(i)
It is an "eligible swap participant" within the meaning of CFTC Regulations Section 35.1(b)(2), and Party B represents and warrants that the information provided by Party B in the ISDA DF Protocol Questionnaire completed by Party B and delivered to Party A is true, complete and accurate.

(j)	Neither this Agreement nor any Transaction is one of a fungible class of agreements that are standardized as to their material economic terms, within the meaning of CFTC Regulations Section 35.2(b).

(k)
The creditworthiness of the other party was or will be a material consideration in entering into or determining the terms of this Agreement and each Transaction, including pricing, cost or credit enhancement terms of the Agreement or Transaction, within the meaning of CFTC Regulations Section 35.2(c).

(l)
It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business rather than for any speculative purpose.

(m)
The individual(s) executing and delivering this Agreement and any other documentation (including any Credit Support Document) relating to this Agreement to which it is a party or that it is required to deliver are duly empowered and authorized to do so, and it has duly executed and delivered this Agreement and any Credit Support Documents to which it is a party.

(n)
Party B represents and warrants that, since the date of Party B's (and any Credit Support Provider's or Specified Entity's) latest audited financial statements, there has been no material adverse change in its financial condition or results of operations which has not been disclosed to Party A.

(o)
In connection with the negotiation of, the entering into, and the confirming of the execution of this Agreement, and Credit Support Document to which it is a party, each Transaction, and any other documentation relating to this Agreement to which it is a party or that it is required by this Agreement to deliver:

(i)
it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel, or representations (whether written or oral) of the other party to this Agreement, such Credit Support Document, each Transaction or such other documentation other than the representations expressly set forth in this Agreement, such Credit Support Document and in any Confirmation;

(ii)
it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction pursuant to this Agreement) based upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party to this Agreement, such Credit Support Document, each Transaction or such other documentation;

(iii)
it is capable of assessing the merits of and of understanding (on its own behalf or through independent professional advice) and understands all the terms, conditions, and risks (economic and otherwise) of the Agreement, such Credit Support Document, each Transaction, and such other documentation and is capable of assuming and willing to assume (financially and otherwise) those terms, conditions, and risks;

(iv)
it is entering into this Agreement, such Credit Support Document, each Transaction, and such other documentation for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business and not for purposes of speculation;

(v)	it is entering into this Agreement, such Credit Support Document, each Transaction, and such other documentation as principal, and not as agent or in any other capacity, fiduciary or otherwise.

(vi) it is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(m)
Authorization for Direct Payments/Credits (ACH Authorization).  To effectuate any payment due under this Agreement, Party B hereby authorizes Party A to initiate debit and credit entries to/from the designated account (the "ACH Account") of Party B set forth in any Authorization Agreement for Derivative and Foreign Exchange Payments or any other form authorizing automatic debits and/or credits to be made by Party A and to debit/credit the same to such ACH Account for each Transaction.  This authorization to initiate debit and credit entries shall remain in full force and effect until Party A has received written notification from Party B of its termination in such time and in such manner as to afford Party A and the designated depository financial institution where such ACH Account is located a reasonable opportunity to act on it.  Party B represents that Party B is and will be the owner of all funds in such ACH Account.  Party B acknowledges (1) that such debit entries may cause an overdraft of the ACH Account which may result in the designated depository financial institution's refusal to honor items drawn on such ACH Account until adequate deposits are made to such account; (2) that Party A is under no duty or obligation to initiate any debit entry for any purpose; and (3) that if a debit is not made because the ACH Account does not have a sufficient available balance, or otherwise, the payment may be late or past due.

(n)
Independent Obligations.  (i)  Although Party B may be entering into one or more Transactions under this Agreement to hedge against the interest expense of, or other risk associated with, an existing or future loan or other financing, this Agreement and each Transaction shall be an independent obligation of Party B separate and apart from any such loan or other financing, and therefore:  (A) each party's obligations under this Agreement or any Transaction shall not be contingent on whether any loan or other financing closes, is outstanding or is repaid, in whole or in part, at any time; (B) subject to paragraph (ii) below, any repayment, acceleration, satisfaction, discharge or release of, and any amendment, modification or waiver with respect to, any loan or other financing, whether in whole or in part, at any time, shall not in any way affect this Agreement, any Transaction or either party's obligations under this Agreement or any Transaction; (C) payments that become due under this Agreement or any Transaction shall be due whether or not (1) the Notional Amount of any Transaction at any time is different from the principal amount of any loan or other financing, (2) the Termination Date of any Transaction occurs before or after the maturity date of any loan or other financing, or (3) any other terms of any loan or other financing are different from the terms of this Agreement or any Transaction;

(D) nothing in this Agreement or in any Confirmation is intended to be, nor shall anything herein or therein be construed as, a prepayment penalty, charge or premium for purposes of any loan or other financing, nor shall any terms of any loan or other financing be deemed a waiver of or otherwise impair any amount due or that may become due under this Agreement or under any Transaction; (E) if Party B at any time receives from Party A (or any of its affiliates) any payoff statement or other written statement regarding any loan or other financing, nothing in such statement shall be deemed to apply to this Agreement or any Transaction except as otherwise expressly provided in that statement and then only to the extent so provided; (F) the terms under which any Transaction may be terminated early are set forth in this Agreement (including any Confirmation of such Transaction), and any early termination of a Transaction other than pursuant to the provisions of this Agreement (including any such Confirmation) is subject to mutual agreement of the parties confirmed in writing, the terms of which may require one party to pay an early termination fee to the other party based upon market conditions prevailing at the time of early termination; and (G) if at any time any existing or future collateral or other credit support secures or otherwise supports both this Agreement or any Transaction hereunder) and any loan or other financing (whether this Agreement or any Transaction hereunder is specifically identified in the collateral or credit support documents, or instead is referred to therein generically), then such collateral or other credit support shall continue to secure or otherwise support Party B's obligations under this Agreement (or any Transaction hereunder) until such time as all such obligations of Party B are completely satisfied notwithstanding any repayment, acceleration, satisfaction, discharge or release of any such loan or other financing.
(ii)  Nothing in paragraph (i) above shall be construed as impairing or limiting: any set-off rights; any cross default, credit support default or other provisions contained in this Agreement or any Confirmation to the extent such provisions refer to any repayment or acceleration of any loan or other financing; any rights or obligations under any Credit Support Documents; or any obligations of Party B under any covenant incorporated in this Schedule by reference from any loan or other financing (provided, notwithstanding anything herein to the contrary, that any amendment, modification, or waiver executed and delivered in accordance with the terms of the Loan Agreement with respect to any such covenant shall be deemed to apply hereunder to that covenant as so incorporated unless otherwise expressly provided in such writing and that any consent with respect to any such covenant obtained in accordance with the terms of the Loan Agreement shall be deemed the consent of Party A hereunder with respect thereto).

(o)
Disclosure to Third Parties.  Under CFTC Regulations Sections 23.501 and 23.502, Party A may be required to perform certain reconciliation and compression analyses with respect to its portfolio of derivative transactions, including, without limitation, Transactions entered into pursuant to this Agreement.  Party A may, from time to time, contract with third parties to assist Party A in satisfying these regulatory requirements and, in connection therewith, may disclose information concerning Party B and the Transactions entered into pursuant to this Agreement.  Party B consents to such disclosure, provided that Party A requires such third parties to maintain the confidentiality of such information in accordance with standards similar to those under which Party A maintains the confidentiality of such information.

(p)
Provision of Research.  From time to time, Party B may receive certain "research reports" within the meaning of the CFTC Regulations from affiliates of Party A, including Banco Santander, S.A.  Party A does not participate or contribute to the preparation of such research reports and has no supervisory authority over the research analysts or other persons responsible for preparing such reports.  Party A also does not participate or contribute to the distribution of such research reports and expresses no input, view or opinion on the contents of such research reports.

(q)
Party A is an Insured Depository Institution.  Party B acknowledges that Party A is an "insured depository institution" (as defined in 12 U.S.C. 1813).  In the event that the Federal Deposit Insurance Corporation ("FDIC") is appointed as a receiver for Party A, (i) certain limitations under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act of the Federal Deposit Insurance Act may apply to the right of Party B under this Agreement to terminate, liquidate, or net any Transaction entered into hereunder solely by reason of the appointment of the FDIC as receiver for Party A (or the insolvency or financial condition of Party A), notwithstanding any contrary provision of this Agreement, and (ii) the FDIC may have certain rights to transfer Transactions entered into hereunder under Section 210(c)(9)(A) of the Dodd-Frank Wall Street Reform and Consumer Protection Act or 12 U.S.C. 1821(e)(9)(A).

(r)
Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recordings to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

(s)
Generic Risk Disclosure For Rate Management Transactions and Related Transactions.  Party B represents that it has read and fully understands this paragraph.  As is common with many other financial instruments and transactions, over-the-counter derivative transactions, including, but not limited to, interest rate swaps, options, forwards, foreign  exchange transactions and other similar derivatives and related products (each, a "Rate Management Transaction"), in addition to providing significant benefits, may in certain cases involve a variety of significant risks.  Party B acknowledges that before entering into any Rate Management Transaction, Party B shall have carefully considered whether such transaction is appropriate in light of Party B's objectives, experience, financial and operational resources, and other relevant circumstances.  Party B also acknowledges that it fully understands the nature and extent of its exposure to risk of loss, if any, which in some circumstances may significantly exceed the amount of any initial payment made to or by Party B.

Rate Management Transactions permit precise customization to accomplish particular financial and risk management objectives that might otherwise be unachievable.  The specific risks presented by a particular transaction necessarily depend upon the terms of that transaction and Party B's circumstances.  Common to all, however, is their nature as legally binding contractual commitments, which, once agreed to, cannot be altered other than by termination or modification upon written agreement by the parties.  Party B understands that such termination or modification may, in certain circumstances, result in significant losses and may include additional amounts required to be paid by Party B to cover relevant costs.  As in any financial transaction, Party B understands the requirements, if any, applicable to Party B that are established by regulators or by Party B's board of directors or other governing body.  Party B should also consider the legal, tax, accounting, and economic implications of entering into any Rate Management Transaction, independently, and if necessary, through consultation with such advisors as may be appropriate to assist it in understanding the risks involved.

In entering into any Rate Management Transaction with, or arranged by, Party A, Party B understands that Party A is acting solely in the capacity of an arm's length contractual counterparty and not in the capacity of Party B's financial advisor or fiduciary unless Party A has so explicitly agreed in writing and then only to the extent so provided.

The statements in this paragraph do not purport to disclose all of the risks or other relevant considerations of entering into Rate Management Transactions.  In furtherance of the foregoing, Party B acknowledges that it has received and reviewed the General Disclosure Statement for Transactions published by ISDA.

Santander Bank, N.A.	The Eastern Company

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

The Eastern Company
Santander USD IRS Term Sheet- Executed

Notional Amount: USD 50,000,000

Party A: SANTANDER BANK, N.A.

Party B: The Eastern Company

Trade Date: Aug 30th   , 2019

Effective Date: Aug 30th   , 2019

Termination Date:	Sep 30th , 2024

Fixed Amounts

Fixed Rate Payer: Party B

Fixed Rate: 1.44%

Fixed Rate Day Count Fraction: Act/360

Fixed Rate Payment Frequency: Monthly

Fixed Rate Calculation Periods:
From and including the last business day of each month to but excluding the last day of the following month starting with the Effective Date continuing until the Termination Date, Mod Following, Adjusted

Fixed Rate Payment Dates:	Monthly on the last day of each month. First PMT – Sep 30th , 2019

Business Day Convention:	Mod Following

Business Days for Payment: New York

Floating Amounts

Floating Rate Payer: Party A

Floating Rate Option: USD-LIBOR-ICE

Margin: N/A

Designated Maturity: 1 month

Floating Rate Payment Day Count: Act/360

Floating Rate Payment Frequency: Monthly

Floating Rate Calculation Periods:
From and including the last business day of each month to but excluding the last day of the following month starting with the Effective Date continuing until the Termination Date, Mod Following, Adjusted

Floating Rate Payment Dates:	Monthly on the last day of each month, First PMT – Sep 30th , 2019

Business Day Convention: Mod Following

Reset Dates:	The first day of each Floating Rate Calculation Period. Mod Following

Calculation Agent: Party A

Business Days for Payment: New York

Business Days for Fixing: London

Amortization: Schedule

Beginning Period	Ending Period	Notional
8/30/2019	9/30/2019	50,000,000
9/30/2019	10/31/2019	50,000,000
10/31/2019	11/29/2019	50,000,000
11/29/2019	12/31/2019	49,375,000
12/31/2019	1/31/2020	49,375,000
1/31/2020	2/28/2020	49,375,000
2/28/2020	3/31/2020	48,750,000
3/31/2020	4/30/2020	48,750,000
4/30/2020	5/29/2020	48,750,000
5/29/2020	6/30/2020	48,125,000
6/30/2020	7/31/2020	48,125,000
7/31/2020	8/31/2020	48,125,000
8/31/2020	9/30/2020	47,500,000
9/30/2020	10/30/2020	47,500,000
10/30/2020	11/30/2020	47,500,000
11/30/2020	12/31/2020	46,875,000
12/31/2020	1/29/2021	46,875,000
1/29/2021	2/26/2021	46,875,000
2/26/2021	3/31/2021	46,250,000
3/31/2021	4/30/2021	46,250,000
4/30/2021	5/28/2021	46,250,000
5/28/2021	6/30/2021	45,625,000
6/30/2021	7/30/2021	45,625,000
7/30/2021	8/31/2021	45,625,000
8/31/2021	9/30/2021	44,687,500
9/30/2021	10/29/2021	44,687,500
10/29/2021	11/30/2021	44,687,500
11/30/2021	12/31/2021	43,750,000
12/31/2021	1/31/2022	43,750,000
1/31/2022	2/28/2022	43,750,000
2/28/2022	3/31/2022	42,812,500
3/31/2022	4/29/2022	42,812,500
4/29/2022	5/31/2022	42,812,500
5/31/2022	6/30/2022	41,875,000
6/30/2022	7/29/2022	41,875,000
7/29/2022	8/31/2022	41,875,000
8/31/2022	9/30/2022	40,937,500
9/30/2022	10/31/2022	40,937,500
10/31/2022	11/30/2022	40,937,500
11/30/2022	12/30/2022	40,000,000
12/30/2022	1/31/2023	40,000,000
1/31/2023	2/28/2023	40,000,000
2/28/2023	3/31/2023	39,062,500
3/31/2023	4/28/2023	39,062,500
4/28/2023	5/31/2023	39,062,500
5/31/2023	6/30/2023	38,125,000
6/30/2023	7/31/2023	38,125,000
7/31/2023	8/31/2023	38,125,000
8/31/2023	9/29/2023	36,875,000
9/29/2023	10/31/2023	36,875,000
10/31/2023	11/30/2023	36,875,000
11/30/2023	12/29/2023	35,625,000
12/29/2023	1/31/2024	35,625,000
1/31/2024	2/29/2024	35,625,000
2/29/2024	3/29/2024	34,375,000
3/29/2024	4/30/2024	34,375,000
4/30/2024	5/31/2024	34,375,000
5/31/2024	6/28/2024	33,125,000
6/28/2024	7/31/2024	33,125,000
7/31/2024	8/30/2024	33,125,000
8/30/2024	9/30/2024	33,125,000